Exhibit 4
                                                                ---------


      COMMON STOCK                                           COMMON STOCK

                                   [LOGO]

                          APAC TeleServices, Inc.

            INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

THIS CERTIFICATE IS TRANSFERABLE                          CUSIP 00185E 10 6
IN THE CITIES OF CHICAGO, IL            SEE REVERSE FOR CERTAIN DEFINITIONS
OR NEW YORK, NY


             THIS IS TO CERTIFY THAT




             IS THE OWNER OF


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                            PAR VALUE $.01, OF

 APAC TeleServices, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                NAME CHANGED TO APAC CUSTOMER SERVICES, INC.

 Dated:

                /s/ Marc S. Simon             /s/ Theodore G. Schwartz
                ---------------------         ------------------------
                Secretary                     President

                                   [SEAL]

 COUNTERSIGNED AND REGISTERED:

 HARRIS Trust and Savings BANK
          (Chicago)

 TRANSFER AGENT AND REGISTRAR,

 BY


 AUTHORIZED SIGNATURE

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                          APAC TeleServices, Inc.

 Upon written request, the Corporation will furnish to the holder hereof, without charge, a full statement of all the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class of authorized capital stock; and the variations in the relative rights and preferences determined for each series; and the authority of the Board of Directors to fix and determine the relative rights and preferences or subsequent series.

                 - - - - - - - - - - - - - - - - - - - - -

                                 ASSIGNMENT

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common             UNIF GIFT MIN ACT --_________ Custodian ________
   TEN ENT - as tenants by the entireties                         (Cust)              (Minor)
   JT TEN -  as joint tenants with right of                       under Uniform Gifts to Minors
             survivorship and not as tenants                      Act_____________________________
             in common                                                          (State)
                                              UNIF TRF MIN ACT -- _______ Custodian (until age _____)
                                                                    (Cust)
                                                                   ____________ under Uniform Transfers
                                                                    (Minor)
                                                                   to Minors Act ____________________
                                                                                       (State)

  Additional abbreviations may also be used though not in the above list.


          For Value Received, ______________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------


- --------------------------------------



- -----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


- -----------------------------------------------------------------------------


___________________________________________________________________________

____________________ shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________________
Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated: __________________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                                        _____________________________________



                                        _____________________________________

                                        ABOVE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME AS WRITTEN UPON THE FACE OF
                                        THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE
                                        WHATEVER.

                                        THE SIGNATURES(S) MUST BE
                                        GUARANTEED BY AN ELIGIBLE GUARANTOR
                                        INSTITUTION. SUCH AS A SECURITIES
                                        BROKER/DEALER, COMMERCIAL BANK,
                                        TRUST COMPANY, SAVINGS ASSOCIATION
                                        OR A CREDIT UNION PARTICIPATING IN
                                        A MEDALLION PROGRAM APPROVED BY THE
                                        SECURITIES TRANSFER ASSOCIATION,
                                        INC.